UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 17, 2006

CDW CORPORATION
(Exact Name of Registrant Specified in Charter)

Commission File Number 0-21796

Illinois	36-3310735
(State or Other	(I.R.S. Employer
Jurisdiction of	Identification No.)
Incorporation)
200 N. Milwaukee Ave
Vernon Hills, Illinois 60061
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (847) 465-6000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Approval of CDW 2006 Stock Incentive Plan
At the Annual Meeting of Shareholders of CDW Corporation (“CDW” or the “Company”) held on May 17, 2006 (the “Annual Meeting”), CDW’s shareholders approved, among other things, the CDW 2006 Stock Incentive Plan (the “2006 Plan”), which had previously been approved by CDW’s Board of Directors (the “Board”), subject to shareholder approval.
The 2006 Plan provides for the grant of awards of stock options, stock appreciation rights, restricted stock, restricted stock units or any combination of those awards to coworkers and consultants of CDW and its affiliates. The more detailed description of the terms of the 2006 Plan contained in CDW’s Proxy Statement for its Annual Meeting of Shareholders held on May 17, 2006 (the “Proxy Statement”) under the caption “Proposal 3 — Approval of the CDW 2006 Stock Incentive Plan” is incorporated by reference herein.
Approval of Form of Stock Option Agreement for Coworkers and Form of Restricted Stock Award Agreement for Coworkers
On May 16, 2006, the Compensation and Stock Option Committee of the Company’s Board of Directors approved a form of a Stock Option Agreement for Coworkers and a form of a Restricted Stock Award Agreement for Coworkers to be used in connection with awards to be made to coworkers, including executive officers, under the 2006 Plan, subject to shareholder approval of the 2006 Plan. These forms are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.
Item 8.01 Other Events.
At the Annual Meeting, CDW’s shareholders also approved an amendment to the CDW Corporation Employee Stock Purchase Plan (the “ESPP”), which amendment had previously been approved by the Board, subject to shareholder approval. Under the ESPP, CDW coworkers are able to purchase a limited number of shares, subject to the terms and conditions of the ESPP, of CDW common stock through payroll deductions at a price equal to 95% of their fair market value at the date of purchase. The more detailed description of the terms of the ESPP, as amended, contained in the Proxy Statement under the caption “Proposal 4 – Approval of an Amendment to the CDW Corporation Employee Stock Purchase Plan” is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits:
The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description of Exhibit

10.1	Form of Stock Option Agreement for Coworkers
10.2	Form of Restricted Stock Award Agreement for Coworkers
10.3	CDW 2006 Stock Incentive Plan, incorporated by reference to Exhibit A to the Company’s Notice of Annual Meeting of Shareholders and Proxy Statement filed April 7, 2006
99.1	CDW Corporation Employee Stock Purchase Plan, incorporated by reference to Exhibit B to the Company’s Notice of Annual Meeting of Shareholders and Proxy Statement filed April 7, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW Corporation
Dated: May 18, 2006	By:	/s/ Barbara A. Klein
Barbara A. Klein
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description of Exhibit

10.1	Form of Stock Option Agreement for Coworkers
10.2	Form of Restricted Stock Award Agreement for Coworkers
10.3	CDW 2006 Stock Incentive Plan, incorporated by reference to Exhibit A to the Company’s Notice of Annual Meeting of Shareholders and Proxy Statement filed April 7, 2006
99.1	CDW Corporation Employee Stock Purchase Plan, incorporated by reference to Exhibit B to the Company’s Notice of Annual Meeting of Shareholders and Proxy Statement filed April 7, 2006